Fees Summary	Jun. 25, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 548,361,000
Previously Paid Amount	0
Total Fee Amount	75,728.65
Total Offset Amount	0
Net Fee	$ 75,728.65